UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 7, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-21559                  04-3320515
(State or other jurisdiction of        (Commission             (I.R.S. employer
         incorporation)                file number)          identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         As disclosed in the Current Report on Form 8-K filed on November 16, 2006 by L-1 Identity Solutions, Inc. (the "Company"), on November 15, 2006, the Company and 6653375 Canada Inc., a corporation incorporated under the Canada Business Corporations Act (the "CBCA") and a wholly owned subsidiary of the Company ("Merger Sub"), entered into an Arrangement Agreement (the "Arrangement Agreement") with ComnetiX Inc., a corporation incorporated under the CBCA ("ComnetiX"), to acquire all of the outstanding capital stock of ComnetiX for US $0.82 per share, for a total purchase price of approximately US $12.5 million in cash. The acquisition (the "Arrangement") is structured as an arrangement under the CBCA with ComnetiX surviving as a wholly-owned subsidiary of the Company. As discussed in the Current Reports on Form 8-K filed January 11, 2007 and January 29, 2007 by the Company, the Company and Merger Sub entered into two successive amendments to the Arrangement Agreement with ComnetiX, whereby the Company increased the total purchase price offered to the shareholders of ComnetiX.

         On February 7, 2007, the Company and Merger Sub entered into Amendment No. 3 to the Arrangement Agreement (the "Third Amendment"), whereby the Company increased to US $1.17 per share the amount that the Company will pay to the shareholders of ComnetiX for all of the issued and outstanding shares of ComnetiX, for a total purchase price of approximately US $17.8 million. The shareholders and warrant holders of ComnetiX approved the Company's acquisition of ComnetiX pursuant to the Arrangement Agreement, as amended, at a special meeting held on February 8, 2007. Under the terms of the Third Amendment, ComnetiX agreed that it would apply to the Ontario Superior Court for a final order approving the Arrangement (the "Final Order") no later than February 16, 2007, and that it will use its reasonable best efforts to obtain the Final Order no later than February 16, 2007. ComnetiX also agreed that it would file the required articles of arrangement as soon as practicable after obtaining the Final Order and in any case within two business days of obtaining the Final Order.

         The foregoing description of the Arrangement and the amendments to the Arrangement Agreement are qualified by reference to the Arrangement Agreement, and the amendments to the Arrangement Agreement. Copies of the Arrangement Agreement, the First Amendment and the Second Amendment were each attached as
Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on November 16, 2006, January 9, 2007 and January 29, 2007, respectively, and are incorporated herein by reference. A copy of the Third Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2007, the Company issued a press release announcing its financial results for the fourth fiscal quarter and year ended December 31, 2006, and conducted a conference call to discuss its operating results. A copy of the press release is furnished herewith as Exhibit 99.2. A transcript of the conference call is furnished herewith as Exhibit 99.3.

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The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including the related exhibits hereto, shall be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The information furnished in the press release attached as Exhibit 99.2 and the conference call transcribed in Exhibit 99.3 makes reference to certain non-GAAP financial measures, including adjusted EBITDA and unlevered free cash flow. The Company considers adjusted EBITDA to be an important indicator of the Company's operational strength and a useful measure of the Company's historical operating trends. The Company believes unlevered free cash flow is a useful measure for assuming the Company's liquidity, ability to meet its debt service requirements and make acquisitions. However, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for, in the case of adjusted EBITDA, operating profit, operating margin, net income, diluted earnings per share, or cash and cash equivalents or, in the case of unlevered free cash flow, cash flows from operating activities, in each case prepared in accordance with GAAP. Reconciliations of adjusted EBITDA to GAAP net income and unlevered free cash flow to cash flow from operating activities contained in the attached press release.

ITEM 7.01.   REGULATION FD DISCLOSURE.

On February 9, 2007, the Company issued a press release announcing the approval by ComnetiX's shareholders and warrant holders of the acquisition of ComnetiX by the Company pursuant to the Arrangement Agreement, as amended, as described in
Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1.

On February 9, 2007, the Company also issued a press release announcing its financial results for the fourth fiscal quarter and year ended December 31, 2006, and conducted a conference call to discuss its operating results. A copy of the press release announcing financial results and a transcript of the conference call are furnished as Exhibits 99.2 and 99.3, respectively.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 2.1 Amendment No. 3 to Arrangement Agreement, dated February 7, 2007, among L-1 Identity Solutions, Inc., 6653375 Canada Inc. and Comnetix Inc.

Exhibit 99.1 Press Release issued February 9, 2007 titled "ComnetiX Shareholders Approve Purchase by L-1 Solutions"

Exhibit 99.2 Press Release issued February 9, 2007 titled "L-1 Identity Solutions Achieves Solid Fourth Quarter and Full Year Financial Results for 2006".

Exhibit 99.3 Transcript of conference call conducted by the Company on February 9, 2007.













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2007
                                        L-1 IDENTITY SOLUTIONS, INC.




                                        By:  /s/  Robert V. LaPenta
                                           -------------------------------------
                                           Robert V. LaPenta
                                           Chairman of the Board, President &
                                           Chief Executive Officer


















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                                  EXHIBIT INDEX



Exhibit No.                                          Description
-----------                                          -----------

Exhibit 2.1 Amendment No. 3 to Arrangement Agreement, dated February 7, 2007, among L-1 Identity Solutions, Inc., 6653375 Canada Inc. and Comnetix Inc.

Exhibit 99.1 Press Release issued February 9, 2007 titled "ComnetiX Shareholders Approve Purchase by L-1 Solutions"

Exhibit 99.2 Press Release issued February 9, 2007 titled "L-1 Identity Solutions Achieves Solid Fourth Quarter and Full Year Financial Results for 2006".

Exhibit 99.3 Transcript of conference call conducted by the Company on February 9, 2007.





















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